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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
 November 6, 2002

000-27707
(Commission File Number)

AETHER SYSTEMS, INC.
(Exact name of registrant)

Delaware (State of organization)	52-2186634 (I.R.S. Employer Identification Number)

11460 Cronridge Dr., Owings Mills, Maryland 21117
(Address of principal executive offices and zip code)

(410) 654-6400
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On November 6, 2002, Aether Systems, Inc. issued a press release with respect to its financial results for the third quarter ended September 30, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release of Aether Systems, Inc., dated November 6, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHER SYSTEMS, INC.
By:	/s/ DAVID C. REYMANN David C. Reymann Chief Financial Officer

Dated: November 7, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES